UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K/A
(Amendment No. 1)
CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 2, 2011

LUNAR GROWTH CORPORATION
(Exact name of registrant as specified in its charter)

Cayman Islands
(State or other jurisdiction of incorporation)

000-52342	N/A
(Commission File Number)	(IRS Employer Identification No.)

Room 2416 Fuxing International Merchant Plaza,
186# Xinhua Rd, Wuhan,
People’s Republic of China, 430022

(Address of principal executive offices and zip code)

+86 027 85554007

 (Registrant's telephone number including area code)

c/o Nautilus Global Partners
700 Gemini, Suite 100, Houston, TX 77056

(Registrant's former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This Amendment Number 1 to the Current Report on Form 8-K filed by Lunar Growth Corporation, a Cayman Islands company (“we,” “our,” “us,” “Lunar Growth” or the “Company”), on May 2, 2011 (the “Original 8-K”) is being filed solely to revise the sections of disclosure under the headings indicated below, which may be found on pages 5-6 and 63-64 of the Original 8-K.

Except as specifically referenced herein, this Amendment Number 1 to Current Report on Form 8-K/A does not reflect any event occurring subsequent to May 2, 2011, the filing date of the original report, and no other changes have been made to the report.

Item 2.01

Call Option Agreements

Jiafu Guo, Feng Wu, Xiangju Mu and Mary Hu (each of them, a “Purchaser”), have each entered into the following four call option agreements (collectively, the “Corporate Call Option Agreements”), dated as of April 26, 2011, with Tie Wang or Iwamatsu Reien (each of them, a “Seller”), who are, collectively, the holders of record of all of the ordinary shares of the Fortune Health Shareholders.  The Corporate Call Option Agreements are as follows:

1.	By and between Tie Wang and Jiafu Guo, regarding 100% of the ordinary shares of Well Affluent Limited, held by Tie Wang;
2.	By and between Tie Wang and Feng Wu, regarding 100% of the ordinary shares of Thriving Riches Limited, held by Tie Wang;
3.	By and between Tie Wang and Mary Hu regarding 100% of the ordinary shares of Goal Fortune Limited, held by Tie Wang; and
4.	By and between Iwamatsu Reien and Xiangju Mu regarding 100% of the ordinary shares of Solid Wise Limited, held by Iwamatsu Reien.

Pursuant to the Corporate Call Option Agreements, the Purchaser is entitled to purchase, for a period of five years, up to 100% of the ownership interests of the respective Fortune Health Shareholder (the “Corporate Call Option Shares”) at a price of $0.0001 per share, upon certain conditions being met, in two tranches of 50% each.  Such conditions (the “Call Option Conditions”) are as follows: (i) Jiafu Health and its subsidiaries achieving after-tax net income of at least US$2 million as determined under United States Generally Accepted Accounting Principles consistently applied (“US GAAP”) for the fiscal year ended June 30, 2011, and (ii) Jiafu Health and its subsidiaries achieving after-tax net income of at least US$4 million as determined under US GAAP for the fiscal year ended June 30, 2012.

Additionally, pursuant to the Corporate Call Option Agreements, the Sellers have granted the respective Purchasers with the exclusive, immediate and irrevocable right to vote and dispose of the Corporate Call Option Shares, and to appoint and elect the directors of the Fortune Health Shareholders.

The Sellers, respectively, also entered into the following two call option agreements with Kaifu Cai and Li Liu, dated as of April 26, 2011 (collectively, the “Individual Call Option Agreements”):

1.	By and between Tie Wang and Kaifu Cai regarding 8,083,469 of the ordinary shares of Lunar Growth Corporation, held by Tie Wang; and
2.	By and between Iwamatsu Reien and Li Liu regarding 6,466,775 of the ordinary shares of Lunar Growth Corporation, held by Iwamatsu Reien.

Pursuant to the call option agreement by and between Tie Wang and Kaifu Cai, Kaifu Cai is entitled to purchase, for a period of five years, up to 8,083,469 of the ordinary shares of Lunar Growth held of record by Tie Wang at a price of $0.0001 per share, in two tranches of 50% each, pursuant to the Call Option Conditions. Pursuant to the call option agreement by and between Iwamatsu Reien and Li Liu, Li Liu is entitled to purchase, for a period of five years, up to 6,466,775 of the ordinary shares of Lunar Growth held of record by Iwamatsu Reien at a price of $0.0001 per share, in two tranches of 50% each, pursuant to the Call Option Conditions.  Collectively, the 14,550,244 shares of Lunar Growth subject to purchase Kaifu Cai and Li Liu are herein referred to as the “Individual Call Option Shares”.

Pursuant to the Individual Call Option Agreements, the Sellers have granted the Purchasers with the exclusive, immediate and irrevocable right to vote and dispose of the Individual Call Option Shares.

The description of the Corporate and Individual Call Option Agreements does not purport to be complete and is qualified in its entirety by reference to the full text of the Call Option Agreements, which are filed as Exhibits to this Current Report.  The Corporate and Individual Call Option Agreements have been included to provide investors and security holders with information regarding their terms.  They are not intended to provide any other factual information about the Company or the other parties thereto.  The Corporate and Individual Call Option Agreements contain certain representations and warranties the parties thereto made the benefit of the other parties thereto.  Accordingly, investors and security holders should not rely on the representations and warranties as characterizations of the current state of facts, since they were only made as of the date of such agreement and for the purposes set forth therein.  Moreover, information concerning the subject matter of the representations and warranties may change after the date of such agreement, which subsequent information may or may not be fully reflected in our public disclosures.

All percentages above are based upon fully diluted number of shares as of this date, and will be diluted ratably by any future new issuances.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding beneficial ownership of our ordinary shares as of May 2, 2011, by (i) each person (or group of affiliated persons) who is known by us to own more than five percent of our outstanding ordinary shares, (ii) each director, and named executive officer, and (iii) all of our directors and executive officers as a group.

Beneficial ownership is determined in accordance with SEC rules and generally includes voting or investment power with respect to securities.

We had 25,867,100 ordinary shares outstanding on May 2, 2011, however, we anticipate that within the next 60 days that we will have amended our Articles of Incorporation to effect an increase of our authorized ordinary shares and will have issued an additional 135,802,275 ordinary shares immediately after such amendment.  Therefore, displays both our current beneficial ownership structure and the effect of such amendment and issuance.

Names and Addresses of Beneficial Owners	Amount and Nature of Beneficial Ownership (1)	% of Class (2)	Amount and Nature of Beneficial Ownership assuming issuance of additional 135,802,275 ordinary shares as described above (1)	% of Class (2)
Well Affluent Limited (3)	8,285,554	32.0	66,284,443	41.0

Thriving Riches Limited (4)	4,647,995	18.0	37,183,957	23.0

Solid Wise Limited (5)	3,718,396	14.4	29,747,165	18.4

Millennium Group, Inc. (6)	5,468,500	21.1	5,468,500	3.4

Tie Wang (7)	13,863,148	53.6	110,905,191	68.6

Iwamatsu Reien (8)	3,718,396	14.4	29,747,165	18.4

Kaifu Cai (7)	1,010,434	3.9	8,083,469	5.0

Xiangju Mu (5)	3,718,396	14.4	29,747,165	18.4

JiaFu Guo, Chairman of the Board (3)	8,285,554	32.0	66,284,443	41.0

Feng Wu, Chief Executive Officer, Vice Chairman to the Board of Directors (4)	4,647,995	18.0	37,183,957	23.0

Zhiyi He, Chief Financial Officer	0	*	0	*

Jincheng Lu, Chief Operating Officer & Director	0	*	0	*

Linglin Zhou, Director	0	*	0	*

Maozhong Chen, Director	0	*	0	*

All Directors and Officers as a Group (6 Persons)	12,933,549	50.0%	103,468,400	64.0%

* less than 1%

(1)
Beneficial ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to securities. Ordinary shares subject to securities anticipated to be exercisable or convertible at or within 60 days of the date hereof, are deemed outstanding for computing the percentage of the person holding such option or warrant but are not deemed outstanding for computing the percentage of any other person.  The indication herein that shares are anticipated to be beneficially owned is not an admission on the part of the listed stockholder that he, she or it is or will be a direct or indirect beneficial owner of those shares.

(2)	Based on 25,867,100 ordinary shares outstanding on May 2, 2011.

(3)
The shares are held of record by Well Affluent Limited, a BVI company with an address at Room 2416, Fuxing International Merchant Plaza 186# Xinhua Rd. Wuhan, PRC 430022. Tie Wang has the power to vote and dispose of our ordinary shares held by Well Affluent Limited.  Pursuant to a call option agreement dated April 26, 2011, Tie Wang granted Jiafu Guo an option to purchase up to 100% of the ordinary shares of Well Affluent Limited at a price of $0.0001 per share upon the satisfaction of the Call Option Conditions, in two tranches of 50% each. The address for Jiafu Guo is Room 2416, Fuxing International Merchant Plaza 186# Xinhua Rd. Wuhan, PRC 430022.  For further discussion on call option conditions, see the section of this Form 8-K entitled “Call Option Agreements,” beginning on page 6.

(4)
The shares are held of record by Thriving Riches Limited, a BVI company with an address at Room 2416, Fuxing International Merchant Plaza 186# Xinhua Rd. Wuhan, PRC 430022. Tie Wang has the power to vote and dispose of our ordinary shares held by Thriving Riches Limited.  Pursuant to a call option agreement dated April 26, 2011, Tie Wang granted Feng Wu an option to purchase up to 100% of the ordinary shares of Thriving Riches Limited at a price of $0.0001 per share in two tranches of 50% each, subject to the Call Option Conditions.  The address for Feng Wu is Room 2416, Fuxing International Merchant Plaza 186# Xinhua Rd. Wuhan, PRC 430022. For further discussion on call option conditions, see the section of this Form 8-K entitled “Call Option Agreements,” beginning on page 6.

(5)
The shares are held of record by Solid Wise Limited, a BVI company with an address at Room 2416, Fuxing International Merchant Plaza 186# Xinhua Rd. Wuhan, PRC 430022. Iwamatsu Reien has the power to vote and dispose of our ordinary shares held by Solid Wise Limited.  Pursuant to a call option agreement dated April 26, 2011, Iwamatsu Reien granted Xiangju Mu an option to purchase up to 100% of the ordinary shares of Solid Wise Limited at a price of $0.0001 per share upon certain conditions being met, in two tranches of 50% each, subject to the Call Option Conditions.  Xiangju Mu and Iwamatsu Reien are each directors of Solid Wise Limited.  The address for Xiangju Mu is Room 1-3-101, No. Jia 18, Yanjingli Zhongjie, Chaoyang District, Beijing 100025, PRC.  For further discussion on call option conditions, see the section of this Form 8-K entitled “Call Option Agreements,” beginning on page 6.

(6)	The address for this shareholder is 9551 Wilshire Boulevard, Second Floor, Beverly Hills, CA 90212. Jonathan Mork has the power to vote and dispose of the shares held by Millennium Group, Inc.

(7)
Tie Wang has the power to vote and dispose of our ordinary shares held of record by Well Affluent Limited (see note 3), Thriving Riches Limited (see note 4) and Goal Fortune Limited, a BVI company that is the record holder of 929,599 of our ordinary shares as of the date of this Form 8-K and to which we are obligated to issue an additional 6,507,192 ordinary shares.  Goal Fortune Limited has an address at Room 2416, Fuxing International Merchant Plaza 186# Xinhua Rd. Wuhan, PRC 430022.  Pursuant to a call option agreement dated April 26, 2011, Tie Wang granted Mary Hu an option to purchase up to 100% of the ordinary shares of Goal Fortune Limited at a price of $0.0001 per share, in two tranches of 50% each subject to the Call Option Conditions.  Does not include 1,010,434 ordinary shares held of record by Tie Wang and an additional 7,073,035 ordinary shares that we are obligated to issue to Mr. Wang.  Mr. Wang has granted a purchase option for all 8,083,469 of such shares to Kaifu Cai, which such purchase option vests in two tranches of 50% each, and which is subject to the Call Option Conditions.  Mr. Wang has granted Kaifu Cai the exclusive, immediate and irrevocable right to vote and dispose of the 8,083,469 ordinary shares of Lunar Growth that he does or will hold directly.  For further discussion on call option conditions, see the section of this Form 8-K entitled “Call Option Agreements,” beginning on page 6. Tie Wang’s address is Room 2416, Fuxing International Merchant Plaza 186# Xinhua Rd. Wuhan, PRC 430022. Kaifu Cai’s address is 14/F, Building 10, Guanyinshan International Business Center, Siming District, Xiamen, PRC 361008..

(8)
Iwamatsu Reien has the power to vote and dispose of the shares held of record by Solid Wise Limited (see note 5).  Does not include 808,347 ordinary shares held of record by Iwamatsu Reien and an additional 5,658,428 ordinary shares that we are obligated to issue to Ms. Reien.  Ms. Reien has granted a purchase option for all 6,466,775 of such shares to Li, Liu which vests in two tranches of 50% each, and which is subject to the Call Option Conditions.  Ms. Reien has granted Li Liu the exclusive, immediate and irrevocable right to vote and dispose of the 6,466,775 ordinary shares of Lunar Growth that he does or will hold directly.  Iwamatsu Reien’s address is Suite 1502, No.4 Danyuan, Langyuan No.4 Building, Star River, Chaoyang Beilu ,Chaoyang District, Beijing 100025, PRC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: May 10, 2011
LUNAR GROWTH CORPORATION

By:	/s/ Feng Wu
Name: Feng Wu
Title: Chief Executive Officer